UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment #2)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

GROOVY COMPANY, INC. (Exact name of registrant as specified in its charter)

WYOMING	000-54938	27-0518586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Daniel Road

Fairfield, NJ 07004

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (973) 227-3230

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)Dismissal of Previous Independent Registered Public Accounting Firm.

On August 13, 2025, the Board of Directors of Groovy Company, Inc. (the “Company” or the “Registrant”), acting in its capacity as the body charged with the audit oversight function in the absence of a separately designated audit committee, dismissed Olayinka Oyebola & Co. (Chartered Accountants), Public Company Accounting Oversight Board (“PCAOB”) Firm ID No. 5968 (the “Former Accountant”), as the Company’s independent registered public accounting firm, effective immediately. The Former Accountant served as the Company’s independent registered public accounting firm with respect to the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2024.

The Company is filing this Current Report on Form 8-K to disclose the dismissal of the Former Accountant described above and the subsequent engagement of a successor independent registered public accounting firm described in Item 4.01(b) below. The Company acknowledges that the disclosure required by Item 4.01(a) of Form 8-K with respect to the dismissal of the Former Accountant should have been made within four business days of August 13, 2025 in accordance with General Instruction B.1 of Form 8-K, and the filing of this disclosure is delinquent in that respect.

Background - Suspension of Former Accountant by the Commission.

On August 12, 2025, the Securities and Exchange Commission (the “Commission”) issued an order pursuant to Rule 102(e) of the Commission’s Rules of Practice (17 C.F.R. § 201.102(e)) suspending the Former Accountant and its managing partner, Olayinka Temitope Oyebola, from appearing and practicing before the Commission as accountants, with a right to apply for reinstatement after six years. The Commission’s order followed the entry, on August 11, 2025, of final consent judgments by the United States District Court for the Southern District of New York in Securities and Exchange Commission v. Olayinka Temitope Oyebola and Olayinka Oyebola & Co. (Chartered Accountants), No. 24-cv-7376 (S.D.N.Y.), in which Mr. Oyebola and the Former Accountant, without admitting or denying the allegations in the Commission’s complaint, consented to (i) permanent injunctions against future violations of Section 17(a) of the Securities Act of 1933 and Section 10(b) of the Exchange Act of 1934 and Rule 10b-5 thereunder, and (ii) civil monetary penalties of $100,000 each. The Commission publicly announced these matters on August 13, 2025 through Securities and Exchange Commission Litigation Release No. 26373 / Accounting and Auditing Enforcement Release No. 4574.

As a result of the order issued under Rule 102(e), the Former Accountant became precluded from appearing or practicing before the Commission as an accountant effective August 12, 2025. Upon learning of the Commission’s actions through the August 13, 2025 public release, the Board of Directors of the Company dismissed the Former Accountant on the same date.

Item 304(a)(1) Disclosures.

(i)Reports of Former Accountant. The audit reports of the Former Accountant on the Company’s consolidated financial statements for the fiscal years ended December 31, 2023 and December 31, 2024 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports included an explanatory paragraph expressing substantial doubt about the Company’s ability to continue as a going concern.

(ii)Disagreements. During the two most recent fiscal years preceding the dismissal of the Former Accountant (ended December 31, 2024 and December 31, 2023) and the subsequent interim period through August 13, 2025, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused the Former Accountant to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements for such years.

(iii)Reportable Events. During the two most recent fiscal years preceding the dismissal of the Former Accountant (ended December 31, 2024 and December 31, 2023) and the subsequent interim period through August 13, 2025, there were no “reportable events” as described in Item 304(a)(1)(v)(A) through (D) of Regulation S-K. The Company was not advised by the Former Accountant of any matter described in Item 304(a)(1)(v) of Regulation S-K. The Company notes for completeness that the Former Accountant’s ability to appear or practice before the Commission was terminated by the operation of the Commission’s order of August 12, 2025 described above; that suspension is a matter external to the auditor-registrant relationship and is not itself a “reportable event” within the meaning of Item 304(a)(1)(v).

(iv)Provision of Disclosures to, and Letter from, Former Accountant. Item 304(a)(3) of Regulation S-K ordinarily requires the registrant to provide the former accountant with a copy of the disclosures it is making in response to Item 304 and to request the former accountant to furnish a letter addressed to the Securities and Exchange Commission stating whether the former accountant agrees with the statements made by the registrant. The Company understands that the Former Accountant has ceased operations and is no longer in business. As a result, the Company has not been able to provide the Former Accountant with a copy of the disclosures it is making in response to this Item 4.01, and the Company has not obtained, and does not anticipate that it will obtain, a letter from the Former Accountant addressed to the Securities and Exchange Commission. The Company further notes, for completeness, that even apart from the cessation of the Former Accountant’s operations, the Former Accountant has been precluded from appearing and practicing before the Commission as an accountant since August 12, 2025 by reason of (1) the Commission’s order of that date entered pursuant to Rule 102(e) of the Commission’s Rules of Practice, and (2) the final consent judgments entered against the Former Accountant on August 11, 2025 by the United States District Court for the Southern District of New York in Securities and Exchange Commission v. Olayinka Temitope Oyebola and Olayinka Oyebola & Co. (Chartered Accountants), No. 24-cv-7376 (S.D.N.Y.). Accordingly, no Exhibit 16 letter is being filed with this Current Report on Form 8-K, and the Company does not anticipate that any such letter will be filed by amendment.

Reliance on Prior Audited Financial Statements. The disclosures in this Item 4.01(a) are not intended to constitute, and should not be construed as, a determination by the Company that the previously issued consolidated financial statements of the Company for the fiscal years ended December 31, 2023 or December 31, 2024 should no longer be relied upon. Any such determination, if made, would be disclosed by the Company in a separate Current Report on Form 8-K under Item 4.02 (“Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review”).

Interim Period Without Engaged Auditor (August 13, 2025 to May 10, 2026).

From the date of dismissal of the Former Accountant on August 13, 2025 through the engagement of the new independent registered public accounting firm described in Item 4.01(b) below, the Company did not have an independent registered public accounting firm engaged. During this interim period, the Company filed with the Commission the following periodic reports, each of which was prepared on an unaudited basis as the responsibility of the Company’s management and without audit or review by an independent registered public accounting firm: (i) Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, filed on November 14, 2025; (ii) Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2025, filed on November 24, 2025; (iii) Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2025, filed on March 12, 2026; and (iv) Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on March 17, 2026. The Company also filed during the interim period one Current Report on Form 8-K on November 12, 2025 disclosing matters under Item 5.03 of Form 8-K.

(b)Engagement of New Independent Registered Public Accounting Firm.

On May 10, 2026, the Company engaged Boladale Lawal & Co. (“BLC”) as the Company’s new independent registered public accounting firm, succeeding the Former Accountant. BLC will audit the Company’s consolidated balance sheets as of December 31, 2025 and December 31, 2024, and the related consolidated statements of operations, stockholders’ equity (deficit), and cash flows for each of the two fiscal years then ended, and is expected to issue a written report on those consolidated financial statements in accordance with the standards of the PCAOB. The Company’s engagement of BLC contemplates a re-audit of the consolidated financial statements for the fiscal year ended December 31, 2024.

The engagement of BLC was approved by the Company’s Board of Directors. The Board, acting in its capacity as the body charged with the audit oversight function in the absence of a separately designated audit committee, considered, among other factors, BLC’s qualifications to perform an audit in accordance with PCAOB standards, BLC’s independence with respect to the Company, the scope of the engagement, and the proposed fee structure.

The terms of BLC’s engagement are set forth in a written engagement letter dated May 10, 2026, which provides for an audit fee of $30,000 per fiscal year audited, for a total fixed fee of $60,000 covering the audits of the consolidated financial statements for the fiscal years ended December 31, 2024 and December 31, 2025. The engagement letter further provides that the Company will reimburse BLC for reasonable out-of-pocket expenses, including report production, postage, and travel, and that the engagement is subject to applicable PCAOB auditing standards. The engagement letter is not being filed as an exhibit to this Current Report on Form 8-K because Item 601 of Regulation S-K does not require the filing of audit engagement letters as exhibits to current reports.

(c)No Prior Consultations with Newly Engaged Accountant.

During the Company’s two most recent fiscal years (ended December 31, 2025 and December 31, 2024) and the subsequent interim period through May 10, 2026 (the date of BLC’s engagement), neither the Company nor anyone acting on the Company’s behalf consulted Boladale Lawal & Co. regarding any of the matters described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K, including:

(i)the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by BLC that BLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)any matter that was either the subject of a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Boladale Lawal & Co. with a copy of the disclosures it is making in response to this Item 4.01. The Company is not required to obtain, and is not filing, a letter from BLC with respect to the foregoing matters.

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)Departure of Officers and Directors.

Departure of Jeffrey D. Turner as Chief Legal Officer.

Effective May 1, 2026, Jeffrey D. Turner ceased to serve as the Company’s Chief Legal Officer. Mr. Turner’s departure from his officer role was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Following his departure from the officer role, JDT Legal, Mr. Turner’s firm, continues to provide legal services to the Company on an outside-counsel basis.

Departure of John Morgan as Vice President, Issuer Services.

Effective May 1, 2026, John Morgan ceased to serve as the Company’s Vice President, Issuer Services. Mr. Morgan was not a named executive officer of the Company within the meaning of Item 402(a)(3) of Regulation S-K and was not subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934. Mr. Morgan’s departure was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Company is making this disclosure on a voluntary basis.

Late Filing of Item 5.02 Disclosure.

The Company acknowledges that the disclosure required by Item 5.02 of Form 8-K with respect to the events described in this Item 5.02 should have been made within four business days of May 1, 2026 in accordance with General Instruction B.1 of Form 8-K, and the filing of this disclosure is delinquent in that respect.

ITEM 5.03AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)Amendments to Articles of Incorporation - Reduction of Authorized Common Stock and Restructuring of Authorized Preferred Stock.

On April 14, 2026, Articles of Amendment to the Articles of Incorporation of the Company (the “Articles of Amendment”) became effective upon acceptance for filing by the Secretary of State of the State of Wyoming. The Articles of Amendment effected the following changes to the authorized capital stock of the Company:

(1)Reduction of Authorized Common Stock. The total number of shares of common stock of the Company authorized for issuance was reduced from twenty billion (20,000,000,000) shares to one hundred million (100,000,000) shares, in each case at the same par value per share as in effect immediately prior to the Amendment.

(2)Restructuring of Authorized Preferred Stock. The authorized preferred stock of the Company was restructured to comprise an aggregate of one billion seven hundred million (1,700,000,000) shares, divided into three series and designated as follows:

(A)one billion (1,000,000,000) shares designated as “Preferred Stock, Series S”;

(B)five hundred million (500,000,000) shares designated as “Preferred Stock, Series A”; and

(C)two hundred million (200,000,000) shares designated as “Preferred Stock, Series B.”

The total authorized capital stock of the Company immediately following the effectiveness of the Articles of Amendment consists of 100,000,000 shares of common stock and 1,700,000,000 shares of preferred stock (allocated among Preferred Stock, Series S; Preferred Stock, Series A; and Preferred Stock, Series B as set forth above), for a total of 1,800,000,000 authorized shares.

A copy of the Articles of Amendment, as accepted for filing by the Secretary of State of the State of Wyoming, is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Late Filing of Item 5.03 Disclosure.

To the extent the effective date of the Articles of Amendment described above preceded this Current Report on Form 8-K by more than four business days, the Company acknowledges that the disclosure required by Item 5.03 of Form 8-K with respect to the Articles of Amendment should have been made within four business days of such effective date in accordance with General Instruction B.1 of Form 8-K, and the filing of this disclosure is delinquent in that respect.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d)Exhibits.

Exhibit No.	Description
3.1	Articles of Amendment to the Articles of Incorporation of Groovy Company, Inc., as accepted for filing by the Secretary of State of the State of Wyoming on April 14, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2026	GROOVY COMPANY, INC.

By: /s/ Berge Abajian
Berge Abajian Chief Executive Officer

By: /s/ Patrick Mokros
Patrick Mokros Chief Operating Officer